Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Capital City Energy Group, Inc. do hereby certify that:

(a)
The Amended Form 10-Q/A of Capital City Energy Group, Inc. for the period ended June 30, 2008 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Capital City Energy Group, Inc.

Dated: September 24, 2008	/s/ Timothy W. Crawford
Timothy W. Crawford
Chief Executive Officer

Dated: September 24, 2008	/s/ Douglas Crawford
Douglas Crawford
Chief Accounting Officer